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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of report (Date of earliest event reported):
                          June 12, 2002 (June 10, 2002)



                            ALLOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



              000-29815                                    54-1655029
       (Commission File Number)                (IRS Employer Identification No.)


                        11080 CIRCLEPOINT ROAD, SUITE 200
                           WESTMINSTER, COLORADO 80021
              (Address of Principal Executive Offices and Zip Code)



                                 (303) 426-6262
              (Registrant's telephone number, including area code)

                                   ----------



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ITEM 5. OTHER EVENTS


         On June 10, 2002, Allos Therapeutics, Inc. (ALTH) announced that
Michael D. Casey had been elected to fill the vacancy on its Board of Directors.
Mr. Casey was also appointed to the Audit Committee of the Board of Directors.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) EXHIBITS

       99.1           Press Release, dated June 10, 2002.



                                       2.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 12, 2002

                                             ALLOS THERAPEUTICS, INC.

                                       By:   /s/ Daniel R. Hudspeth
                                             -----------------------------------
                                             Daniel R. Hudspeth

                                       Its:  Vice President of Finance, Chief
                                             Financial Officer, Treasurer and
                                             Secretary




                                       3.
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                                INDEX TO EXHIBITS

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

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

  99.1          Press Release, dated June 10, 2002.